UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2018

Peabody Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 20, 2018, Peabody Energy Corporation, a Delaware corporation (the “Company”), entered into a definitive Asset Purchase Agreement (the “Asset Purchase Agreement”) by and between Drummond Company, Inc., an Alabama corporation (“Drummond”), and Peabody Southeast Mining, LLC, a wholly-owned subsidiary of the Company (“Buyer”), and, for certain limited purposes, the Company, as guarantor. On the terms and subject to the conditions set forth in the Asset Purchase Agreement, Buyer will acquire from Drummond (the “Acquisition”) the assets used to operate the Shoal Creek metallurgical coal mine located in Jefferson, Walker and Tuscaloosa counties of the State of Alabama (“Shoal Creek Mine”) for an aggregate purchase price of $400 million, subject to customary purchase price adjustments. The Asset Purchase Agreement excludes legacy liabilities other than reclamation, and the Company will not be responsible for other liabilities arising out of or relating to the operation of Shoal Creek Mine prior to closing, including with respect to employee benefit plans and post-employment benefits.

In the Asset Purchase Agreement, the parties have made customary representations and warranties, and Buyer and Drummond have agreed to customary covenants relating to the Acquisition. Among other things, prior to the consummation of the Acquisition, Drummond will be subject to certain business conduct restrictions with respect to its operation of Shoal Creek Mine. In addition, Buyer and Drummond have agreed to indemnify each other for losses arising from certain breaches of the Asset Purchase Agreement and for certain other matters. In this regard, Drummond has agreed to indemnify Buyer for certain liabilities, including those arising out of or relating to Drummond’s operation of Shoal Creek Mine prior to the closing of the Acquisition or relating to the assets to be retained by Drummond. Buyer has agreed to indemnify Drummond for certain liabilities assumed by Buyer, in each case as described in the Asset Purchase Agreement.

Buyer and Drummond have also agreed to enter into related agreements ancillary to the Acquisition that will become effective upon the consummation of the Acquisition, including a customary transition services agreement.

The consummation of the Acquisition is subject to (i) certain customary conditions, including, among other things, (x) the absence of a material adverse effect on the business of operating Shoal Creek Mine, and (y) the expiration or termination of required waiting periods, or receipt of required approvals, under applicable antitrust laws and (ii) the ratification of an amended collective bargaining agreement by certain covered union employees of Shoal Creek Mine. The consummation of the Acquisition is not subject to any financing condition. The Acquisition is expected to be consummated prior to the end of calendar 2018.

The Asset Purchase Agreement also contains certain termination rights, including the right of either party to terminate the Asset Purchase Agreement if the consummation of the Acquisition has not occurred on or before January 17, 2019, subject to an extension to no later than March 20, 2019 in the event antitrust approvals have not been obtained by that date.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the Asset Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein. The Asset Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Drummond or the operation of Shoal Creek Mine. In particular, the assertions embodied in the representations and warranties in the Asset Purchase Agreement were made as of a specified date, are modified or qualified by information in a confidential disclosure letter prepared in connection with the execution and delivery of the Asset Purchase Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Asset Purchase Agreement are not necessarily characterizations of the actual state of facts about Buyer, Drummond, the Company or the operation of Shoal Creek Mine at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”).

Cautionary Note regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future, including with respect to the Acquisition, are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company’s control, that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as additional factors the Company may describe from time to time in other filings with the SEC. You may get such filings for free at the Company’s website at www.peabodyenergy.com. You should understand that it is not possible to predict or identify all such factors and consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibits

2.1	Asset Purchase Agreement, dated as of September 20, 2018, by and between Drummond Company, Inc. and Peabody Southeast Mining, LLC, and, for certain limited purposes, Peabody Energy Corporation. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2018	PEABODY ENERGY CORPORATION

	By:	/s/ A. Verona Dorch
A. Verona Dorch
Chief Legal Officer